Exhibit 99.2

Reclassification of Statements of Operations and Other Financial Information

The Brink’s Company (the “Company”) completed the spin-off of Brink’s Home Security Holdings, Inc. (“BHSH”) on October 31, 2008.  As a result, the Company will reflect the operations of Brink’s Home Security (“BHS”) in discontinued operations in its Form 10-K for the year ending December 31, 2008.

The following tables provide the Company’s statements of operations for the years 2004 to 2007 and for the nine months ended September 30, 2008, reflecting the reclassification of the results of operations of BHS from continuing operations to discontinued operations.

THE BRINK’S COMPANY
and subsidiaries

Consolidated Statements of Operations (a)
 (Unaudited)

Nine Months Ended September 30, 2008

	Three Months Ended			Nine Months Ended
(In millions, except per share amounts)	March 31, 2008	June 30, 2008	September 30, 2008	September 30, 2008
Revenues	$792.8	797.8	813.4	2,404.0
Cost and expenses:
Cost of revenues	616.9	644.9	647.6	1,909.4
Selling, general and administrative expenses	108.7	110.5	111.6	330.8
Total expenses	725.6	755.4	759.2	2,240.2
Other operating income (loss), net	(0.7)	0.4	(4.4)	(4.7)

Operating profit	66.5	42.8	49.8	159.1

Interest expense	(2.5)	(3.3)	(3.0)	(8.8)
Interest and other income, net	2.1	3.0	4.5	9.6
Income from continuing operations before
income taxes and minority interest	66.1	42.5	51.3	159.9
Provision for income taxes	18.3	4.3	14.3	36.9
Minority interest	14.9	7.5	7.5	29.9

Income from continuing operations	32.9	30.7	29.5	93.1

Income from discontinued operations, net of tax	17.2	18.0	18.5	53.7

Net income	$50.1	48.7	48.0	146.8
Basic earnings per common share:
Continuing operations	$0.71	0.67	0.64	2.02
Discontinued operations	0.37	0.39	0.40	1.16
Net income	1.08	1.06	1.04	3.18
Diluted earnings per common share:
Continuing operations	$0.70	0.66	0.64	2.00
Discontinued operations	0.37	0.39	0.39	1.15
Net income	1.07	1.05	1.03	3.15
Weighted-average common shares outstanding:
Basic	46.5	46.0	46.1	46.2
Diluted	46.9	46.5	46.6	46.7

(a)  Reflects reclassification of the results of operations of BHS from continuing operations to discontinued operations.

THE BRINK’S COMPANY
and subsidiaries

Supplemental Financial Information (continued)
(Unaudited)

INCOME FROM DISCONTINUED OPERATIONS

Nine Months Ended September 30, 2008

	Three Months Ended			Nine Months Ended
(In millions)	March 31, 2008	June 30, 2008	September 30, 2008	September 30, 2008
Spin-off of BHSH:
Results of BHS operations	$31.7	35.2	31.1	98.0
Other Spin-off related costs (a)	(0.9)	(3.4)	(2.2)	(6.5)

Adjustments to contingent liabilities of former operations	2.9	0.3	2.0	5.2
Income from discontinued operations before income taxes	33.7	32.1	30.9	96.7
Provision for income taxes	16.5	14.1	12.4	43.0
Income from discontinued operations	$17.2	18.0	18.5	53.7

(a)  Costs related to the spin-off of BHSH include external professional, legal and advisory fees.

THE BRINK’S COMPANY
and subsidiaries

Condensed Consolidated Statements of Operations (a)
 (Unaudited)

Year Ended December 31, 2007

	Three Months Ended
(In millions, except per share amounts)	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	Full Year
Revenues	$625.8	659.3	692.7	756.8	2,734.6
Cost and expenses:
Cost of revenues	504.5	539.6	557.8	593.0	2,194.9
Selling, general and administrative expenses	85.2	92.2	97.3	105.1	379.8
Total expenses	589.7	631.8	655.1	698.1	2,574.7
Other operating income (loss), net	0.4	1.1	(2.3)	1.9	1.1

Operating profit	36.5	28.6	35.3	60.6	161.0

Interest expense	(2.5)	(2.9)	(2.5)	(2.9)	(10.8)
Interest and other income, net	1.6	2.1	3.0	3.8	10.5
Income from continuing operations before
income taxes and minority interest	35.6	27.8	35.8	61.5	160.7
Provision for income taxes	14.8	10.1	17.2	17.4	59.5
Minority interest	7.0	3.8	3.7	8.3	22.8

Income from continuing operations	13.8	13.9	14.9	35.8	78.4

Income from discontinued operations, net of tax	14.9	14.4	11.0	18.6	58.9

Net income	$28.7	28.3	25.9	54.4	137.3
Basic earnings per common share:
Continuing operations	$0.30	0.30	0.32	0.77	1.68
Discontinued operations	0.32	0.31	0.24	0.40	1.27
Net income	0.62	0.61	0.56	1.17	2.95
Diluted earnings per common share:
Continuing operations	$0.29	0.29	0.32	0.76	1.67
Discontinued operations	0.32	0.31	0.23	0.40	1.25
Net income	0.61	0.60	0.55	1.15	2.92
Weighted-average common shares outstanding:
Basic	46.3	46.5	46.6	46.7	46.5
Diluted	46.9	47.1	47.1	47.1	47.0

(a)  Reflects reclassification of the results of operations of BHS from continuing operations to discontinued operations.

THE BRINK’S COMPANY
and subsidiaries

Supplemental Financial Information (continued)
(Unaudited)

INCOME FROM DISCONTINUED OPERATIONS

Year Ended December 31, 2007
	Three Months Ended
(In millions)	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	Full Year
Spin-off of BHSH:
Results of BHS operations	$27.8	30.5	25.2	29.4	112.9
Brink’s United Kingdom cash handling operations:
Gain on sale	-	-	0.7	0.8	1.5
Results of operations	(2.5)	(8.3)	(3.1)	-	(13.9)
Adjustments to contingent liabilities of former operations	0.4	1.6	(1.7)	(0.4)	(0.1)
Income from discontinued operations before income taxes	25.7	23.8	21.1	29.8	100.4
Provision for income taxes	10.8	9.4	10.1	11.2	41.5
Income from discontinued operations	$14.9	14.4	11.0	18.6	58.9

THE BRINK’S COMPANY
and subsidiaries

Condensed Consolidated Statements of Operations (a)
 (Unaudited)

	Years Ended December 31,
(In millions, except per share amounts)	2006	2005	2004
Revenues	$2,354.3	2,113.3	1,897.9
Cost and expenses:
Cost of revenues	1,893.4	1,778.2	1,574.7
Selling, general and administrative expenses	356.4	310.9	270.9
Total expenses	2,249.8	2,089.1	1,845.6
Other operating income, net	6.2	13.3	10.0

Operating profit	110.7	37.5	62.3

Interest expense	(12.0)	(17.4)	(19.7)
Interest and other income, net	16.9	9.3	8.0
Income from continuing operations before
income taxes and minority interest	115.6	29.4	50.6
Provision for income taxes	44.2	18.4	12.9
Minority interest	18.3	14.3	12.4

Income (loss) from continuing operations	53.1	(3.3)	25.3
Income from discontinued operations, net of tax	534.1	151.1	96.2
Cumulative effect of change in accounting principle	-	(5.4)	-

Net income	$587.2	142.4	121.5
Basic earnings (loss) per common share:
Continuing operations	$1.06	(0.06)	0.46
Discontinued operations	10.69	2.69	1.76
Cumulative effect of change in accounting principle	-	(0.10)	-
Net income	11.75	2.53	2.23
Diluted earnings (loss) per common share:
Continuing operations	$1.05	(0.06)	0.46
Discontinued operations	10.58	2.69	1.74
Cumulative effect of change in accounting principle	-	(0.10)	-
Net income	11.64	2.53	2.20
Weighted-average common shares outstanding:
Basic	50.0	56.3	54.6
Diluted	50.5	56.3	55.3

(a)  Reflects reclassification of the results of operations of BHS from continuing operations to discontinued operations.